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                                                                    EXHIBIT 10.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders of
Fresenius Medical Care Aktiengesellschaft
Hof an der Saale, Germany:

     We consent to the incorporation by reference in the registration statement on Form S-8 of Fresenius Medical Care Aktiengesellschaft relating to relating to the Fresenius Medical Care AG 1998 Stock Incentive Plan (the "Form S-8") of our report dated March 5, 2002 relating to the consolidated balance sheets of Fresenius Medical Care Aktiengesellschaft and its subsidiaries as of December 31, 2001 and 2000, and related consolidated statements of earnings, cash flows and shareholders' equity for each of the years in the three-year period ended December 31, 2001, and the related financial statement schedules, which report appears in the Annual Report on Form 20-F of Fresenius Medical Care Aktiengesellschaft for the fiscal year ended December 31, 2001, filed on April 3, 2002 with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Frankfurt am Main, Germany
April 9, 2002
/s/ KPMG
Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft